UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 OCTOBER 9, 2006
                Date of Report (Date of earliest event reported)

                               EPICEPT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-51290                 52-1841431
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

            270 SYLVAN AVENUE
      ENGLEWOOD CLIFFS, NEW JERSEY                                   07632
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

                                 (201) 894-8980
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

                           On October 9, 2006, EpiCept Corporation (the
                  "Registrant") announced that it submitted a Market Authorization Application (MAA) to the European Medicines Agency for the Evaluation of Medicinal Products (EMEA) for Ceplene(TM) (histamine dihydrochloride), the Registrant's lead oncology product candidate, administered in conjunction with interleukin-2 (IL-2), for the maintenance of first remission in patients with Acute Myeloid Leukemia (AML).

                           The MAA submission for Ceplene will be reviewed under
                  the EU centralized procedure, and if approved, would provide a marketing authorization valid in all EU member states. The European Commission has previously granted orphan drug status to Ceplene for use in the treatment of AML.

                           The Registrant retains full marketing rights for
                  Ceplene worldwide. Ceplene is the Registrant's registration-stage compound for the treatment of AML. Ceplene is designed to protect critical immune cells. Research has demonstrated that Ceplene, used in conjunction with interleukin-2, will induce immune-mediated destruction of malignant AML cells.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS
                  (c) Exhibits

                  99.1 Press release of EpiCept Corporation, dated October 9, 2006, announcing the submission of a Market Authorization Application for Ceplene(TM).
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EPICEPT CORPORATION


                                              /s/ ROBERT W. COOK
                                            ------------------------------------
                                            Name:   Robert W. Cook
                                            Title:  Chief Financial Officer

Date:  October 13, 2006














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                                  EXHIBIT INDEX

    EXHIBIT                                  DESCRIPTION
    -------                                  -----------

     99.1 Press release of EpiCept Corporation, dated October 9, 2006, announcing the submission of a Market Authorization Application for Ceplene(TM).


















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